Exhibit 10.45
ASSUMPTION AND JOINDER AGREEMENT

This ASSUMPTION AND JOINDER AGREEMENT, dated as of May 9, 2012 (this "Joinder Agreement"), is made by KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company (the "Additional Borrower"), each of the other Borrowers party to the Loan Agreement referred to below, and U.S. Bank National Association, a national banking association, as administrative agent for the Lenders party to the Loan Agreement referred to below ("Agent") and the Lenders described below.
RECITALS
A.    Reference is made to that certain Loan Agreement dated as of April 30, 2012 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"), among KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company, KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company, and KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company, and each other New Borrower that has become a Borrower under the Loan Agreement (each, an "Existing Borrower" and, collectively, "Existing Borrowers"), each lender from time to time a party hereto (individually, a "Lender" and collectively, the "Lenders"), and Agent. Any capitalized term used and not defined in this Joinder Agreement shall have the meaning given to such term in the Loan Agreement. This Joinder Agreement is a "Joinder Agreement" described in the Loan Agreement.
B.    The Additional Borrower is a New Borrower which is owned, directly or indirectly, by Guarantor.
C.    Pursuant to Section 7.21 of the Loan Agreement, Existing Borrowers and the Additional Borrower have requested that certain real property owned by the Additional Borrower (the "Additional Property") more particularly described on Exhibit A attached hereto be included in the Borrowing Base Value and Borrowing Base Amount as an Additional Property. The Additional Property Improvements include an office building totaling approximately 198,564 rentable square feet, constructed in 1909 but fully renovated in 1996 and containing approximately 834 parking spaces. The Cost Basis of the Additional Property is $30,235,748.65. The U.S. EIN of Additional Borrower is 90-0804979.
D.    The current Committed Amount of the Loan is $100,000,000 and $19,302,500 of Loan proceeds are being advanced in connection with the execution and delivery of this Agreement and the addition of the Additional Property as collateral for the Loan.
E.    As one of the conditions to the admission of the Additional Property as an Approved Property, the parties hereto are executing this Joinder Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, Existing Borrowers, Agent and Lenders agree as follows:

1.Joinder as Borrower; Additional Property as a Property. The Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of the Loan Agreement, the Notes, the Fee Letter, the Environmental Indemnity, jointly and severally with the other Persons comprising the Borrowers, and assumes and agrees to be bound thereby, and shall be deemed to be a party thereto, as a Borrower and Indemnitor (as defined in the Environmental Indemnity), as if the Additional Borrower had originally executed the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity. The Additional Borrower hereby agrees (i) that the Additional Property shall constitute a Property for all purposes under the Loan Agreement, Environmental Indemnity and the other Loan Documents and (ii) to execute and deliver such additional documents as Agent may reasonably require, including a Deed of Trust.
2.    Consent And Acceptance. Existing Borrowers, Agent, Lenders and Guarantors (by their signatures to the consent attached hereto) hereby consent to the assumption of the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity and the Obligations by the Additional Borrower and agree and acknowledge that after the date of this Joinder Agreement, (i) the Additional Borrower shall be a "Borrower" and (ii) the Additional Property shall be a "Property," for all purposes of the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity and each of the other Loan Documents, including for purposes of the indemnity provided to Agent and Lenders by each of the Borrowers (including Additional Borrower upon execution of this Joinder Agreement) under the Environmental Indemnity.
3.    Ownership of Additional Borrower. The Additional Borrower and each other Borrower represent and warrant to Lenders and Agent that the Additional Borrower is wholly-owned, directly or indirectly, by Properties REIT.
4.    Legal Status; Organizational Documents. The Additional Borrower represents and warrants to Agent and each Lender that (i) true, correct and accurate copies of all of the organizational documents of the Additional Borrower have been delivered to Agent and (ii) Additional Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Additional Property it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Additional Property and to execute, deliver and perform this Agreement and the other Loan Documents; all consents of the members of Additional Borrower necessary to authorize the execution, delivery and performance of this Joinder Agreement and of the other Loan Documents which have been or are to be executed by and on behalf of Additional Borrower have been duly obtained and are in full force and effect; this Joinder Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Additional Borrower so as to constitute this Joinder Agreement and such other Loan Documents the valid and binding obligations of Additional Borrower, enforceable in accordance with their terms; and Additional Borrower has complied with all applicable assumed and/or fictitious name requirements of the state in which it is organized and of the state in which the Additional Property it owns is located, if different.
5.    No Default; Compliance with Loan Agreement. The Additional Borrower and each other Borrower covenant, represent and warrant to Agent and each Lender that:

(a)    Additional Borrower owns fee title to the Additional Property, does not own any other property other than the Additional Property, and has satisfied the other requirements set forth in Section 7.21(b) of the Loan Agreement.
(b)    To the best of Additional Borrower's knowledge, the Additional Property is free from all Hazardous Substances except as disclosed in that certain Phase I Environmental Site Assessment prepared by ENVIRON International Corporation dated as of March 2012 (Project No. 04-5242GT), in the form disclosed to Agent as of the date of the recordation of a Deed of Trust against the Additional Property.
(c)    The Additional Property and all related personal property is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances or except as otherwise agreed by Agent in writing.
(d)    Except as otherwise disclosed to Agent in writing, each of the representations and warranties made by Borrowers pursuant to the Loan Agreement, including, without limitation, those set forth in Article IV therein, are true and correct in all material respects with regard to the Additional Borrower.
(e)    no Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document.
(f)    Additional Borrower has been afforded the opportunity to read this Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity carefully and to review such documents with an attorney of Additional Borrower's choice before signing this Agreement. Additional Borrower acknowledges having read and understood the meaning and effect of this Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity before signing this Agreement and understands it shall thereafter be bound by the Loan Documents and liable for all Obligations owing by Borrowers under the Loan Documents.
6.    Counterparts; Joint Borrower Provisions. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. Section 7.19 of the Loan Agreement (the joint borrower provisions) is by this reference hereby incorporated herein in its entirety.
7.    Governing Law. The validity, enforcement, and interpretation of this Joinder Agreement, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. To the maximum extent permitted by applicable law, Additional Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
8.    Limited Recourse Provision. Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated herein in its entirety.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Joinder Agreement is executed as of the date first above written.
ADDITIONAL BORROWER:

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC., a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

EXISTING BORROWERS:

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC., a Maryland corporation, its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

KBSIII LAS CIMAS IV, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC., a Maryland corporation, its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC., a Maryland corporation, its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

S-4

AGENT: U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent By: /s/ Christopher R. Coburn Name: Christopher R. Coburn Title: Assistant Vice President

LENDERS: U.S. BANK NATIONAL ASSOCIATION, a national banking association By: /s/ Christopher R. Coburn Name: Christopher R. Coburn Title: Assistant Vice President

CONSENT OF GUARANTOR:

KBS REIT PROPERTIES III, LLC, a Delaware limited liability company and KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation (collectively, "Guarantor"), hereby (i) consent to the terms, conditions and provisions of the foregoing Joinder Agreement and the transactions contemplated by such Joinder Agreement, including, without limitation, the admission of the Additional Borrower as a Borrower under the Loan Agreement and the other Loan Documents, and the assumption of the Obligations by the Additional Borrower, and (ii) reaffirm the full force and effectiveness of that certain Repayment Guaranty, dated as of April 30, 2012, executed by Guarantor in favor of Agent.
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT A
TO JOINDER AGREEMENT

That certain real property located in the County of Salt Lake, State of Utah and more particularly described as follows:
PARCEL 1:
Beginning at the Northeast Corner of Lot 8, Block 98, Plat "A", Salt Lake City Survey said point being South 0°00'59" East 67.88 feet and South 89°58'53" West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running; thence South 0°04'10" West 660.00 feet along the west line of said 400 West and being the east line of Block 98 to the Southeast Corner of Lot 1, Block 98, Plat "A", Salt Lake City Survey; thence South 89°58'54" West 165.00 feet along the north line of North Temple and being the south line of Block 98 to the Southwest Corner of said Lot 1; thence North 0°04'10" East 0.50 feet along the west line of said Lot 1; thence North 89°53'56" West 110.23 feet; thence North 88°00'00" West 4.57 feet; thence North 0°00'27" West 483.92 feet; thence Northwesterly 69.60 feet along the arc of a 645.28 foot radius curve to the left (center bears South 89°59'33" West and the long chord bears North 3°05'51" West 69.57 feet with a central angle of 6°10'48"); thence North 6°11'15" West 50.04 feet; thence Northwesterly 56.17 feet along the arc of 1098.72 foot radius curve to the right (center bears North 83°48'45" East and the long chord bears North 4°43'23" West
56.16 feet with a central angle of 2°55'45") to the north line of said Block 98; thence North 89°58'53" East (North 89°58'54" East, Deed) 294.43 feet along the north line of said Block 98 and to and along the south line of 200 North Street to the point of beginning.
[The foregoing being the boundary description of the 1-lot Salt Lake Hardware Minor Subdivision, according to that certain Notice Of Amended Minor Subdivision Approval For Salt Lake Hardware Minor Subdivision recorded December 21, 2011 as Entry No. 11300852, in Book 9976, at Page 2542 of the Official Records of the Salt Lake County Recorder.]
EXCEPTING THEREFROM, all the minerals and all mineral rights as conveyed to UNION PACIFIC LAND RESOURCES CORPORATION, a corporation of the State of Nebraska, in that certain Mineral Deed dated April 1, 1971 and recorded October 3, 1996 as Entry No. 6472020, in Book 7504, at Page 1156 of the Official Records.
(Continued)

PARCEL 2:
BEGINNING at a point which is South 89°59'06" West 66.00 feet from the Southwest corner of Block 98, Plat "A", Salt Lake City Survey, and running thence North 00°04'22" East parallel to and 66.00 feet Westerly distant of the West line of said Block 98, 660.34 feet to a point South 89°59'27" West 66.00 feet from the Northwest corner of said Block 98; thence North 89°59'27" East along the North line of said Block 98, 431.72 feet to a point on a 1098.72 foot radius curve to the left, the radius point of which bears North 86°44'52" East; thence Southeasterly along the arc of said curve 56.23 feet to a point of tangency; thence South 06°11'03" East 50.06 feet to a point of a 645.28 foot radius curve to the right; thence Southeasterly along the arc of said curve 69.60 feet to a point of tangency; thence South 00°00'15" East 485.03 feet, more or less, to a point on the South line of said Block 98; thence South 89°59'06" West along said South line 446.36 feet, more or less, to the point of BEGINNING.
EXCEPTING THEREFROM the following described parcel of land conveyed to UTAH TRANSIT AUTHORITY in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725435, in Book 9294, at Page 9879 of the Official Records of the Salt Lake County Recorder, to-wit:
A PARCEL OF LAND IN FEE FOR THE "WEBER COUNTY TO SALT LAKE COMMUTER RAIL", A UTAH TRANSIT AUTHORITY PROJECT SITUATE IN BLOCK 98, PLAT A, SALT LAKE CITY SURVEY, AND IN THE VACATED PORTION OF THE ADJACENT 500 WEST STREET AND DESCRIBED AS FOLLOWS: Beginning at the Southwest corner of said Block 98; thence South 89°59'34" West 16.98 feet; thence North 00°00'01" West 312.75 feet; thence North 00°39'36" East 38.56 feet; thence North 00°00'28" West 308.92 feet; thence North 89°59'33" East 17.52 feet to the Northwest corner of said Block 98; thence North 89°59'33" East 59.60 feet along the North line of said Block 98; thence South 00°04'20" East 660.23 feet to the South line of said Block 98; thence South 89°59'34" West 61.38 feet along said South line to the point of beginning.
FURTHER EXCEPTING THEREFROM any portion lying West of the westerly line of the parcel of land described in the aforementioned Warranty Deed Entry No. 9725435.
AND
(Continued)

[CONTINUATION OF PARCEL 2]
FURTHER EXCEPTING THEREFROM the following described parcel of land conveyed to SALT LAKE CITY CORPORATION, a municipal corporation of the State of Utah, in that certain Quit Claim Deed recorded October 27, 2010 as Entry No. 11061707, in Book 9872, at Page 6349 of the Official Records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee, being part of two (2) entire tracts of property situate in Lots 2, 3, and 4, Block 98, Salt Lake City Survey, Plat "A", situate in the East 1/2 of the Southwest 1/4 of Section 36, Township 1 North, Range 1 West, SLB&M, State of Utah, incident to the construction of the "Airport Light Rail Transit Project", a Utah Transit Authority project, known as "ALRT", and described as follows: Beginning at a Southwest corner of said entire tract, which point is 61.37 feet North 89°58'54" East from the Southwest corner of said Block 98; and running thence North 00°04'20" West 15.25 feet along the westerly boundary line of said entire tract, thence East 32.04 feet; thence South 00°01'46" West 7.51 feet; thence North 89°59'22" East 93.01 feet; thence South 88°00'00" East 198.50 feet; thence South 89°53'56" East 110.23 feet to the easterly line of said Lot 2; thence South 00°04'10" West 0.50 feet along said easterly Lot line to the southerly boundary line of said entire tracts; thence South 89°58'54" West 433.63 feet along said southerly boundary line to the point of beginning.
AND
FURTHER EXCEPTING THEREFROM all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.
(Continued)

[CONTINUATION OF PARCEL 2]
Said PARCEL 2 being also described by the following "AS-SURVEYED PARCEL 2" description as set forth on that certain ALTA/ACSM LAND TITLE SURVEY prepared by ENSIGN ENGINEERING under Project No. 5176/5176B having a latest certificate date of May 7, 2012, to-wit:
AS-SURVEYED PARCEL 2
Beginning at a point on the east line of property conveyed to the Utah Transit Authority by Warranty Deed, recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879, of the Official Records of the Salt Lake County Recorder, said point being North 89°58'54" East 61.38 feet and North 00°04'20" West 15.25 feet from the Southwest Corner, Block 98, Plat "A" Salt Lake City Survey and running thence North 00°04'20" West 644.75 feet along the east line of said Utah Transit Authority property to the north line of Block 98, Plat "A", Salt Lake City Survey; thence North 89°58'53" East 305.83 feet along the north line of said Block 98; thence southeasterly 56.17 feet along the arc of a 1,098.72 feet radius curve to the left (center bears North 86°44'30" East and the chord bears South 04°43'23" East 56.16 feet with a central angle of 02°55'45"); thence South 06°11'15" East 50.04 feet; thence southeasterly 69.60 feet along the arc of a 645.28 feet radius curve to the right (center bears South 83°48'45" West and the chord bears South 03°05'51" East 69.57 feet with a central angle of 06°10'48"); thence South 00°00'27" East 483.92 feet to the north line of property conveyed to Salt Lake City Corporation by Quit Claim Deed, recorded October 27, 2010 as Entry No. 11061707, in Book 9872, at Page 6349 of the official Records of the Salt Lake County Recorder; thence North 88°00'00" West 193.94 feet along the north line of said Salt Lake City Corporation property; thence South 89°59'22" West 93.01 feet along the north line of said Salt Lake City Corporation property; thence North 00°01'46" East 7.51 feet along the north line of said Salt Lake City Corporation property; thence West 32.04 feet along the north line of said Salt Lake City Corporation property to the point of beginning.
EXCEPTING FROM SAID AS-SURVEYED DESCRIPTION all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.
(Continued)

PARCEL 3:
A non-exclusive easement, appurtenant to PARCELS 1 and 2 described herein, solely for the purposes of (a) the construction, repair and maintenance of a roadway and related improvements for vehicular and pedestrian ingress and egress, and (b) ingress, egress and access by vehicles and pedestrians to and from said PARCELS 1 and 2, as defined, described and created pursuant to that certain Declaration And Grant Of Access Easement recorded _____________, 2012 as Entry No. ____________, in Book ____, at Page ____ of the Official Records of the Salt Lake County Recorder, on, over and across the following described property, to wit:
COMMENCING at the Southwest corner of Block 101, Plat "A" , Salt Lake City Survey; thence running East along the North line of 200 North Street 402.5 feet; thence South 34°51'23" East 161.85 feet to a point on the south line of 200 North Street said point being 165 feet West of the Northeast corner of Block 98 , Plat "A", Salt Lake City Survey; thence West along the south line of 200 North Street 495 feet to the northwest corner of said Block 98; thence North 131.86 feet, more or less, to the point of BEGINNING.
EXCEPTING FROM SAID PARCEL 3 any portion thereof lying WEST of the EASTERLY line of the following described parcel of land conveyed to the UTAH TRANSIT AUTHORITY in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725432, in Book 9294, at Page 9873 of the Official Records of the Salt Lake County Recorder, to-wit:
A PARCEL OF LAND IN FEE FOR THE "WEBER COUNTY TO SALT LAKE COMMUTER RAIL" A UTAH TRANSIT AUTHORITY PROJECT AND DESCRIBED AS FOLLOWS: Beginning at the Northwest corner of Block 98, Plat A, Salt Lake City Survey; thence North 00°06'33" West 131.92 feet to the Southwest corner of Block 101, Plat A,, Salt Lake City Survey; thence North 89°54' 48" East 59.82 feet along the South line of said Block 101; thence South 00°00' 53" East 132.00 feet to the North line of said Block 98; thence South 89°59' 33" West 59.60 feet along said North line to the point of beginning.
FURTHER EXCEPTING FROM SAID PARCEL 3 all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.

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